UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2008

California Petroleum Transport Corporation
(Exact name of registrant as specified in its charter)

Delaware	033-79220	04-3232976
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

Suite 3218, One International Place Boston, Massachusetts		02110-2624
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (617) 951-7690

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.   Changes in Registrant’s Certifying Accountant

On August 13, 2008, the Board of Directors (the “Board”) of California Petroleum Transport Corporation (the “Company”) approved the engagement of PricewaterhouseCoopers AS (“PricewaterhouseCoopers”) as the Company’s independent registered public accounting firm for the year ending December 31, 2008.  The Board determined not to renew the engagement of Grant Thornton LLP (“Grant Thornton”), the Company’s independent registered public accounting firm for the year ending December 31, 2007.  The Board determined to engage PricewaterhouseCoopers in order to realize economies and efficiencies, since PricewaterhouseCoopers acts as the independent registered public accounting firm for other companies connected with the Company.

The reports of Grant Thornton on the financial statements of the Company as of December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Company’s financial statements for each of the two fiscal years ended December 31, 2007 and 2006, and through the period ended August 13, 2008, there were no disagreements with Grant Thornton on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Grant Thornton, would have caused Grant Thornton to make reference to the matter of such disagreements in their reports.

The Company has provided Grant Thornton with a copy of this report and requested that Grant Thornton provide a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the foregoing statements.  A copy of this letter from Grant Thornton, dated August 13, 2008, is attached hereto as Exhibit 16.1.

The Company engaged PricewaterhouseCoopers as its new independent registered public accounting firm as of August 13, 2008.  During the Company’s two most recent fiscal years and the subsequent interim period through March 31, 2008, neither the Company nor anyone on its behalf has consulted with PricewaterhouseCoopers regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided by PricewaterhouseCoopers that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01.   Financial Statements and Exhibits

(d)           Exhibits

The following exhibits are filed herewith:

Exhibit Number	Description
16.1	Letter from Grant Thornton LLP dated August 13, 2008.

Exhibit 16.1

August 13, 2008

U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Re:    California Petroleum Transport Corporation
File No. 033-79220

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of California Petroleum Transport Corporation dated August 13, 2008, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ GRANT THORNTON LLP
-------------------------------------
GRANT THORNTON LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA PETROLEUM TRANSPORT CORPORATION (registrant)

Dated: August 14, 2008	By:	/s/ Douglas Donaldson Name: Douglas Donaldson Title: Treasurer and Principal Financial Officer

SK 02089 0007 908377